LSA Variable Series Trust

10f-3 Transactions

Focused Equity Fund (4th Quarter, 1999)

---------------------------- -------------------------- -------------------------- --------------------------

---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Issuer                       Infonet Services           Tularik                    I-Cable Communications
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Date of offering             12/15/99                   12/9/99                    11/18/99
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Commission as percentage
of price                     4.76%                      7.00%                      5.00%
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Purchase as percentage of
offering                     .00078%                    .0016%                     .00123%
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Underwriter affiliate        Morgan Stanley & Co. Inc.  Morgan Stanley & Co. Inc.  Morgan Stanley & Co. Inc.
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Broker from whom
securities were purchased
                             Merrill Lynch              J.P. Morgan                Lehman Brothers
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------

---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------

---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Issuer                       Agilent Technologies       United Parcel Service of   Expedia, Inc.
                                                        America
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Date of offering             11/17/99                   11/9/99                    11/9/99
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Commission as percentage
of price                     4.25%                      3.50%                      7.00%
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Purchase as percentage of
offering                     .00028%                    .00027%                    .00192%
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Underwriter affiliate        Morgan Stanley & Co. Inc.  Morgan Stanley & Co. Inc.  Morgan Stanley & Co. Inc.
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Broker from whom
securities were purchased
                             Goldman Sachs              CS First Boston            Goldman Sachs
---------------------------- -------------------------- -------------------------- --------------------------

---------------------------- -------------------------- -------------------------- --------------------------
Issuer                       Charter Communications     Spanish Broadcasting       Radio Unica
                                                                                   Communications
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Date of offering             11/8/99                    10/28/99                   10/18/99
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Commission as percentage
of price                     4.00%                      6.25%                      7.00%
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Purchase as percentage of
offering
                             .00059%                    .00275%                    .00146%
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Underwriter affiliate        Morgan Stanley & Co. Inc.  Morgan Stanley & Co. Inc.  Morgan Stanley & Co. Inc.
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Broker from whom
securities were purchased
                             A.G. Edwards Inc.          Merrill Lynch              CIBC Wood Gundy
---------------------------- -------------------------- -------------------------- --------------------------


---------------------------- --------------------------
Issuer                       Satyam Infoway Limited
---------------------------- --------------------------
---------------------------- --------------------------
Date of offering             10/18/99
---------------------------- --------------------------
---------------------------- --------------------------
Commission as percentage
of price                     7.00%
---------------------------- --------------------------
---------------------------- --------------------------
Purchase as percentage of
offering
                             .00240%
---------------------------- --------------------------
---------------------------- --------------------------
Underwriter affiliate        Morgan Stanley & Co. Inc.
---------------------------- --------------------------
---------------------------- --------------------------
Broker from whom             Merrill Lynch/Salomon
securities were purchased    Smith Barney
---------------------------- --------------------------









Value Equity Fund (4th Quarter, 1999)

---------------------------- -------------------------- -------------------------- --------------------------

---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Issuer                       United Parcel Service      Agilent Technologies       NTL, Inc
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Date of offering             11/9/99                    11/17/99                   12/17/99
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Commission as percentage
of price                     0.00%                      0.00%                      0.00%
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Purchase as percentage of
offering
                             NA                         NA                         NA
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Underwriter affiliate        Morgan Stanley             Morgan Stanley             Morgan Stanley
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Broker from whom             Morgan Stanley             Morgan Stanley             Morgan Stanley
securities were purchased
---------------------------- -------------------------- -------------------------- --------------------------